                                                                 Exhibit 10.47.5


                     THIRD AMENDMENT TO SENIOR SUBORDINATED
                           CONVERTIBLE LOAN AGREEMENT


         THIS THIRD AMENDMENT TO SENIOR SUBORDINATED CONVERTIBLE LOAN AGREEMENT, dated as of September 10, 2001 (this "Amendment"), is among VALUE CITY DEPARTMENT STORES, INC., an Ohio corporation (herein, together with its successors and assigns, the "Borrower"), the lender listed on the signature pages hereof (the "Lender"), and SCHOTTENSTEIN STORES CORPORATION, a Delaware corporation, as a Lender and as Administrative Agent (in such latter capacity, the "Administrative Agent"),

                             PRELIMINARY STATEMENTS

         1. The Borrower and Prudential Securities Credit Corp., LLC ("PSCC"), as initial lender and as administrative agent, entered into the Senior Subordinated Convertible Loan Agreement, dated as of March 15,2000 (the "Prudential Loan Agreement").

         2. As of December 11, 2000, PSCC assigned all of its right, title and interest in the Prudential Loan Agreement and attendant loan documents to Schottenstein Stores Corporation.

         3. As of December 11, 2000, the Borrower and the Lender entered into a certain Waiver and Amendment to Senior Subordinated Convertible Loan Agreement, thereby amending and modifying the Prudential Loan Agreement (the "Waiver and Amendment").

         4. As of January 1, 2001, the Borrower and the Lender entered into a certain Second Amendment To Senior Subordinated Convertible Loan Agreement (the "Second Amendment"), thereby amending and modifying the Prudential Loan Agreement (the Prudential Loan Agreement, as so amended by the Waiver and Amendment and the Second Amendment, and as the same may hereafter be amended from time to time, is hereinafter collectively referred to as the "Loan Agreement"). Capitalized terms used in this Amendment and not otherwise defined have the meanings assigned such terms in the Loan Agreement.

         5. In connection with the amendment of that certain Subordinated Credit Agreement, dated as of December 11, 2000, between the Borrower and Schottenstein Stores Corporation, as lender, the Borrower has requested the Lender to amend certain terms and conditions of the Loan Agreement, and the Lender has agreed to the Borrower's requested amendment of the Loan Agreement on the terms and subject to the conditions set forth in this Amendment.

         6. The Amendment requires the consent of the Senior Agent under the Senior Credit Facility acting on instructions of the required lenders thereunder, and the Borrower his obtained such consent.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein. the Borrower, the Lender, and the Administrative Agent hereby agree as follows:

SECTION 1.  AMENDMENTS TO LOAN AGREEMENT.

         1.1 Advances. The first paragraph of Section 6.04, "Advances, Investments, Loan and Guaranty Obligations," of the Loan Agreement is hereby amended to recite as follows:

                  SECTION 6 04. ADVANCES, INVESTMENTS, LOAN AND GUARANTY OBLIGATIONS.

                  The Borrower will not, and will not permit any of its Subsidiaries to, (1) lend money or credit or make advances to any Person, (2) purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, or other investment in, any Person, (3) create, acquire or hold any Subsidiary, (4) be or become a party to any joint venture, member of a limited liability company or partner of a partnership, or (5) be or become obligated under any Guaranty Obligations (other than those created in favor of the Lenders pursuant to the Loan Documents, or otherwise, including without limitation, any Guaranty Obligations created in favor of Schottenstein Stores Corporation pursuant to that certain Subordinated Credit Agreement dated as of December 11, 2000, between the Borrower and Schottenstein Stores Corporation, as lender, as the same has been or may hereafter be amended from time to time) except:

         The remainder of Section 6.04 of the Loan Agreement shall remain as originally written.

SECTION 2.  REPRESENTATIONS AND WARRANTIES.

         The Borrower represents and warrants as follows:

         2.1. AUTHORIZATION AND VALIDITY OF DOCUMENTS. This Amendment has been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed and delivered by a duly authorized officer of the Borrower, and constitutes the valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms.

         2.2. REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Borrower contained in the Loan Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties are hereby reaffirmed as true and correct in all material respects as of the date when made.

         2.3. NO EVENT OF DEFAULT. No condition or event has occurred or exists that constitutes a Default or an Event of Default.

         2.4. COMPLIANCE. The Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement, as amended hereby.

SECTION 3.  CONTINUING EFFECT OF CREDIT DOCUMENTS.

         This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Loan Agreement or any other Loan Document not expressly referred to herein and shall not be construed as an amendment, waiver, or consent to any action on the part of the Borrower that would require an amendment, waiver, or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Loan Agreement and each other Loan Document are and shall remain in full force and effect in accordance with their respective terms.

SECTION 4.  CONDITIONS TO EFFECTIVENESS.

         This Amendment shall become effective on a date (the "Amendment Effective Date"), as of September 10, 2001, provided that counterparts of this Amendment shall have been executed by the Borrower, the Lender and the Administrative Agent, and counterparts hereof as so executed shall have been delivered to the Administrative Agent; and thereafter this Amendment shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent, and each Lender and their respective permitted successors and assigns. After this Amendment becomes effective, the Administrative Agent will promptly furnish a copy of this Amendment to each Lender and the Borrower.

SECTION 5.  MISCELLANEOUS.

         5.1. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan or other Credit Event shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

         5.2. REFERENCE TO LOAN AGREEMENT. The Loan Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference therein to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

         5.3. EXPENSES. As provided in the Loan Agreement, but without limiting any terms or provisions thereof, the Borrower shall pay on demand all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the reasonable costs and fees of the Administrative Agent's special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all reasonable costs and expenses incurred by the Administrative Agent or any Lender in connection with the enforcement or preservation of any rights -under the Loan Agreement, as amended hereby.

         5.4. SEVERABILITY. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

         5.5. APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio

         5.6. HEADINGS. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         5.7. ENTIRE AGREEMENT. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among, the parties hereto relating to the subject matter hereof or any other subject matter relating to the Loan Agreement.

         5.8. JURY TRIAL WAIVER. The parties hereto hereby confirm that the jury trial waiver provisions of section 12.11 of the Loan Agreement shall be fully applicable to this Amendment and the transactions contemplated hereby.

         5.9. COUNTERPARTS. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

                                      SCHOTTENSTEIN STORES
                                      CORPORATION,
VALUE CITY DEPARTMENT STORES,         individually as a Lender and as the
INC.                                  Administrative Agent



By:                                   By:
   ------------------------------        -------------------------------------

Title:                                Title:
      ---------------------------           ----------------------------------

                           ACKNOWLEDGMENT AND CONSENT

         For the avoidance of doubt, and without limitation of the intent and effect of the Subsidiary Guaranty (as such term is defined in the Loan Agreement referred to in the Third Amendment to senior Subordinated Convertible Loan Agreement (the "Amendment"), to which this Acknowledgment and Consent is appended), each of the undersigned hereby unconditionally and irrevocably (i) acknowledges receipt of a copy of the Loan Agreement and the Amendment, and (ii) consents to all of the terms and provisions of the Loan Agreement as amended by the Waiver and Amendment and the Second Amendment (as those terms are defined in the Amendment) and by the Amendment.

         Capitalized terms used herein and not otherwise defined have the meanings assigned such terms in the Loan Agreement referred to herein. This Acknowledgment and Consent is for the benefit of the Lender, any other person who is a third party beneficiary of the Subsidiary Guaranty, and their respective successors and assigns. No term or provision of this Acknowledgment and Consent may be modified or otherwise changed without the prior written consent of the Lender, given as provided in the Loan Agreement. This Acknowledgment and Consent shall be binding upon the successors and assigns of each of the undersigned, This Acknowledgment and Consent may be executed by any of the undersigned in separate counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Acknowledgment and Consent as of the date of the Amendment referred to herein.

VALUE CITY OF MICHIGAN, INC.,           VALUE CITY LIMITED PARTNERSHIP,
  AS A SUBSIDIARY GUARANTOR               AS A SUBSIDIARY GUARANTOR
VC ACQUISITION, INC.,
  AS A SUBSIDIARY GUARANTOR             BY:  WESTERVILLE ROAD GP, INC.,
GB RETAILERS, INC.,                               ITS GENERAL PARTNER
  AS A SUBSIDIARY GUARANTOR
WESTERVILLE ROAD GP, INC.,
  AS A SUBSIDIARY GUARANTOR             BY:
                                           -------------------------------------
WESTERVILLE ROAD LP, INC.,                 JAMES A. MCGRADY,
  AS A SUBSIDIARY GUARANTOR                CHIEF FINANCIAL OFFICER AND TREASURER
SHONAC CORPORATION,
  AS A SUBSIDIARY GUARANTOR
DSW SHOE WAREHOUSE, INC.
  (F/K/A WILKERSON SHOE CO.),           VALUE CITY ACQUISITION CORP.,
  AS A SUBSIDIARY GUARANTOR               AS A SUBSIDIARY GUARANTOR
VALUE CITY DEPARTMENT STORES
  SERVICES, INC.
  (F/K/A PENN MANAGEMENT, INC.),        BY:
                                           -------------------------------------
  AS A SUBSIDIARY GUARANTOR                JAMES A. MCGRADY,
J. S. OVERLAND DELIVERY, INC.,              SECRETARY
  AS A SUBSIDIARY GUARANTOR
GRAMEX RETAIL STORES, INC.,
  AS A SUBSIDIARY GUARANTOR
FILENE'S BASEMENT, INC.
  (F/K/A BASE ACQUISITION CORP.),


BY:
   --------------------------------
     JAMES A. MCGRADY,
     CHIEF FINANCIAL OFFICER AND
      TREASURER